UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05557

Prospect Street® High Income Portfolio Inc.

(Exact name of registrant as specified in charter)

Two Galleria Tower 13455 Noel Road, Suite 800 Dallas, Texas 75240

(Address of principal executive offices) (Zip code)

James D. Dondero Highland Capital Management, L.P. Two Galleria Tower 13455 Noel Road, Suite 800 Dallas, Texas 75240

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Prospect Street High Income Portfolio, Inc. 13455 Noel Road, Suite 800 Dallas, TX 75240	Prospect Street® High Income Portfolio, Inc.

Annual Report October 31, 2007

PHYMC-AR-1007

Contents

1	Privacy Policy
2	Letter to Stockholders
3	Portfolio Statistics
4	Schedule of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Cash Flows
12	Statements of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
21	Report of Independent Registered Public Accounting Firm
22	Additional Information

This report has been prepared for the information of shareholders of Prospect Street High Income Portfolio, Inc.

PROSPECT STREET® FUNDS

PRIVACY POLICY

          We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information

          We may collect nonpublic personal information about your from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including and information captured through the use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information

          We may share the information we collect (described above) with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information

          We restrict access to non public personal information about you to our employees who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Nonpublic Personal Information of Children

          You must be at least 18 years of age in order to submit information on our website or through other means, because we do not collect information (such as name, address, etc.) from persons under the age of 18.

Letter to Stockholders

Dear Stockholders:

          We are pleased to provide you with our report for Prospect Street High Income Portfolio, Inc. (the “Fund”) for the fiscal year ended October 31, 2007. On October 31, 2007, the net asset value of the Fund was $3.41 per share of common stock, as compared to $3.39 on October 31, 2006. On October 31, 2007, the closing market price of the Fund’s shares on the New York Stock Exchange was $3.01 per share of common stock, as compared to $3.23 on October 31, 2006. During the fiscal year ended October 31, 2007, the Fund distributed to common stockholders $0.2795 per share.

The Fund’s Investments:

          The total return on the Fund’s per share market price, assuming reinvestment of distributions, for the fiscal year ended October 31, 2007, was 1.63%. The total return on the Fund’s net assets was 9.70% for the fiscal year ended October 31, 2007. The variation in total returns is attributable to the decrease in the market price of the Fund’s shares of 6.81% relative to an increase in the net asset value of the Fund’s shares of 0.59% during the year.

Distribution Declaration:

          On November 6, 2007, the Fund’s Board of Directors declared a distribution of $0.0235 per share of common stock, payable on the last day of business for the month of November 2007.

Respectfully submitted,

James Dondero

President

Mark Okada

Executive Vice President

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Portfolio Statistics
As of October 31, 2007

Investment Type by Market Value
(As a percentage of total investments)

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments
As of October 31, 2007

		Ratings (unaudited)

Principal Amount ($)	Description	Moody’s	Standard & Poor’s	Value (1) ($)

Senior Loans - 13.13% (a) (b)

	Aerospace and Defense - 0.45%
500,000	US Airways Group, Inc., Term Loan, 7.63%, 03/23/2014	B2	B+	479,015

	Broadcasting and Entertainment - 2.24%
	Univision Communications, Inc.
1,026,845	Delayed Draw Term Loan, 09/29/2014 (c) (d)	Ba3	B+	974,867
1,456,376	Initial Term Loan, 09/29/2014 (c)	Ba3	B+	1,382,649

				2,357,516

	Buildings and Real Estate - 0.88%
	Realogy Corp.
787,460	Initial Term B Loan, 10/10/2013 (c)	Ba3	BB	734,799
212,540	Synthetic Letter of Credit, 10/10/2013 (c)	Ba3	BB	198,393

				933,192

	Electronics - 3.51%
3,850,000	Freescale Semiconductor, Inc., Term Loan, 11/29/2013 (c)	Baa3	BB+	3,696,187

	Healthcare, Education and Childcare - 1.84%
1,977,349	CCS Medical, Inc., First Lien Term Loan, 8.82%, 09/30/2012	B1	B+	1,943,971

	Housing - 1.87%
	Weststate Land Partners LLC,
2,000,000	Second Lien Term Loan, 13.86%, 05/01/2008	Caa1	NR	1,970,000

	Retail Stores - 0.44%
	Burlington Coat Factory Warehouse Corp.,
493,530	Term Loan, 7.76%, 05/28/2013	B2	B-	464,382

	Utilities - 1.90%
	Texas Competitive Electric Holdings Co., LLC,
2,000,000	Term Loan B-3, 10/10/2014 (c)	Ba3	B+	2,000,000

	Total Senior Loans (cost $13,900,858)			13,844,263

Corporate Notes & Bonds - 111.70% (a)

	Aerospace and Defense - 2.17%
4,000,000	Delta Air Lines, Inc., 8.30%, 12/15/2029 (e) (f)	NR	NR	275,000
	Northwest Airlines, Inc.
1,899,659	Series 2002-1, Class C2, 9.06%, 05/20/2012	NR	NR	1,942,400
1,500,000	8.88%, 12/30/2027 (e) (f)	NR	NR	73,125

				2,290,525

	Automobile - 3.37%
3,500,000	American Tire Distributors Holdings, Inc., 11.48%, 04/01/2012 (g)	Caa1	CCC+	3,552,500

	Broadcasting and Entertainment - 4.60%
3,000,000	Univision Communications, Inc., 9.75%, 03/15/2015 PIK (h)	B3	CCC+	2,955,000
2,000,000	Young Broadcasting, Inc., 10.00%, 03/01/2011	Caa1	CCC-	1,890,000

				4,845,000

See accompanying notes to the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
As of October 31, 2007

		Ratings (unaudited)

Principal Amount ($)	Description	Moody’s	Standard & Poor’s	Value (1) ($)

Corporate Notes & Bonds (continued)

	Buildings and Real Estate - 5.23%
1,767,000	Associated Materials, Inc., 0.00%, 03/01/2014 (f) (i)	Caa2	CCC	1,183,890
250,000	Masonite Corp., 11.00%, 04/06/2015 (f)	NR	NR	213,750
	Realogy Corp.
4,500,000	10.50%, 04/15/2014 (f) (h)	Caa1	B-	3,751,875
500,000	12.38%, 04/15/2015 (f) (h)	Caa2	B-	366,250

				5,515,765

	Cable and Other Pay Television Services - 2.65%
2,861,000	CCH I LLC, 11.00%, 10/01/2015	Caa2	CCC	2,789,475

	Cable/Wireless Video - 4.59%
4,500,000	Intelsat Bermuda, Ltd., 11.25%, 06/15/2016 (h)	Caa1	B-	4,843,125

	Cargo Transport - 0.81%
1,000,000	Motor Coach Industries International, Inc., 11.25%, 05/01/2009 (j)	Ca	CC	852,500

	Containers, Packaging and Glass - 7.13%
8,300,000	Solo Cup Co., 8.50%, 02/15/2014 (f)	Caa2	CCC-	7,511,500

	Electronics - 1.00%
1,000,000	WII Components, Inc., 10.00%, 02/15/2012	B2	B-	1,050,000

	Food, Beverage and Tobacco - 6.17%
5,300,000	Chiquita Brands International, Inc., 7.50%, 11/01/2014	Caa2	CCC	4,637,500
500,000	Land O’ Lakes Capital Trust I, 7.45%, 03/15/2028 (h)	B1	B-	452,500
	Pinnacle Foods Finance LLC
500,000	9.25%, 04/01/2015 (h)	Caa2	CCC	477,500
1,000,000	10.63%, 04/01/2017 (f) (h)	Caa2	CCC	937,500

				6,505,000

	Forest Products - Containers - 1.53%
	Newpage Corp.
1,250,000	12.00%, 05/01/2013 (f)	B3	CCC+	1,356,250
262,724	12.36%, 11/01/2013 PIK (g)	NR	NR	253,529

				1,609,779

	Healthcare, Education and Childcare - 14.22%
3,640,493	Argatroban Royalty Sub, LLC, 18.50%, 09/30/2014 (j)	NR	NR	3,658,696
1,840,000	Eszopiclone Royalty Sub, 12.00%, 06/30/2014 (j)	NR	NR	1,913,600
	HCA, Inc.
4,500,000	6.30%, 10/01/2012	Caa1	B-	4,061,250
500,000	7.69%, 06/15/2025	Caa1	B-	416,971
500,000	7.50%, 11/15/2095	Caa1	B-	389,182
2,000,000	Risperidone Royalty Sub, 7.00%, 01/01/2018 (j)	NR	NR	1,830,000
	Select Medical Corp.
1,000,000	7.63%, 02/01/2015 (f)	B3	CCC+	895,000
2,000,000	11.26%, 09/15/2015 (f) (g)	Caa1	CCC+	1,830,000

				14,994,699

See accompanying notes to the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
As of October 31, 2007

		Ratings (unaudited)

Principal Amount ($)	Description	Moody’s	Standard & Poor’s	Value (1) ($)

Corporate Notes & Bonds (continued)

	Home and Office Furnishings, Housewares, and Durable Consumer - 3.32%
	Spectrum Brands, Inc.
2,000,000	11.50%, 10/02/2013 PIK (f) (g)	Caa3	CCC-	1,715,000
2,450,000	7.38%, 02/01/2015 (f)	Caa3	CCC-	1,782,375

				3,497,375

	Hotels, Motels, Inns and Gaming - 1.81%
2,400,000	Harrahs Operating Co., Inc., 6.50%, 06/01/2016	Baa3	BB	1,904,913

	Information Technology - 9.26%
2,500,000	Charys Holding Co., Inc., 8.75%, 02/16/2012 (h)	NR	NR	2,525,000
2,000,000	Freescale Semiconductor, Inc., 9.57%, 12/15/2014 (g)	B1	B	1,847,500
6,000,000	MagnaChip Semiconductor, 8.94%, 12/15/2011 (g)	B2	B	5,385,000

				9,757,500

	Insurance - 6.17%
7,000,000	HUB International Holdings, Inc., 10.25%, 06/15/2015 (h)	Caa1	CCC+	6,510,000

	Leisure, Amusement, Motion Pictures, Entertainment - 18.27%
	Ames True Temper, Inc.
2,000,000	9.24%, 01/15/2012 (g)	Caa3	CCC-	1,930,000
1,375,000	10.00%, 07/15/2012 (f)	Caa3	CCC-	1,093,125
7,500,000	Blockbuster, Inc., 9.00%, 09/01/2012 (f)	Caa2	CCC	6,787,500
	Six Flags, Inc.,
2,000,000	8.88%, 02/01/2010 (f)	Caa1	CCC	1,715,000
2,500,000	Convertible, 4.50%, 05/15/2015	NR	CCC	2,068,750
7,500,000	Tropicana Entertainment LLC Finance Corp., 9.63%, 12/15/2014 (f) (h)	Caa1	CCC+	5,662,500

				19,256,875

	Oil and Gas - 0.69%
750,000	Energy XXI Gulf Coast, 10.00%, 06/15/2013 (h)	Caa2	CCC	729,375

	Personal, Food, and Miscellaneous Services - 0.00%
767,235	Outsourcing Services Group, Inc., 9.00%, 03/01/2009 PIK (j)	NR	NR	0

	Retail Stores - 2.97%
3,250,000	Dollar General Corp., 10.63%, 07/15/2015 (h)	Caa1	CCC+	3,136,250

	Telecommunications - 15.74%
6,537,854	Digicel Group, Ltd., 9.13%, 01/15/2015 PIK (f) (h)	Caa2	NR	6,121,393
2,000,000	Grande Communications Holdings, Inc., 14.00%, 04/01/2011	Caa1	B-	2,100,000
1,500,000	Network Communications, Inc., 10.75%, 12/01/2013	B2	B-	1,516,875
500,000	Nordic Telephone Co. Holdings, 8.88%, 05/01/2016 (h)	B2	B	531,250
6,000,000	SunCom Wireless Holdings, Inc., 8.50%, 06/01/2013	Caa2	CCC	6,322,500

				16,592,018

See accompanying notes to the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
As of October 31, 2007

		Ratings (unaudited)

Principal Amount ($)	Description	Moody’s	Standard & Poor’s	Value (1) ($)

Corporate Notes & Bonds (continued)

	Utilities - 0.00%
56,303	USGen New England, Inc., 01/02/2015 (e) (h)	NR	NR	0

	Total Corporate Notes & Bonds (cost $122,938,664)			117,744,174

Claims - 0.11% (a)

	Aerospace and Defense - 0.11%
	Northwest Airlines, Inc.
600,000	ALPA Trade Claim, 08/21/2013	NR	NR	21,000
1,065,300	Flight Attendant Claim, 08/21/2013	NR	NR	42,612
632,250	IAM Trade Claim, 08/21/2013	NR	NR	22,129
702,450	Retiree Claim, 08/21/2013	NR	NR	24,586

	Total Claims (cost $647,521)	NR	NR	110,327

See accompanying notes to the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
As of October 31, 2007

Shares	Description	Value (l) ($)

Common Stocks - 8.41% (a) (k)

555,258	Altiva Financial Corp.	3,887
46,601	American Banknote Corp.	1,095,123
91,819	Delta Air Lines, Inc. (f)	1,909,832
853,905	ICO Global Communications Holding, Ltd. (f)	3,714,487
232	Knology, Inc.	3,895
113,554	Northwest Airlines, Inc.	2,106,436
24,015	Outsourcing Services Group, Inc. (j)	0
1,184	Time Warner Cable, Inc., Class A	33,850
303	Viatel Holding, Ltd.	7

	Total Common Stocks (cost $16,322,158)	8,867,517

Units

Warrants - 0.00% (a) (k)

5,000	XM Satellite Radio, Inc., 03/15/2010	0

	Total Warrants (cost $870,339)	0

	Total Investments - 133.35% (cost $154,679,540)	140,566,281

	Other Assets & Liabilities, Net - 4.60%	4,844,328

	Preferred Shares - (37.95)%	(40,000,000)

	Net Assets Applicable to Common Stock - 100.00%	105,410,609

(a)	Percentages are based on net assets applicable to common stock.

(b)

Senior loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the certificate of deposit rate. Rate shown represents the weighted average rate at October 31, 2007. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(c)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(d)	Senior Loan has additional unfunded loan commitments. See Note 9.

(e)	Issuer is in default of certain debt covenants. Income is not being accrued.

(f)	Securities (or a portion of securities) on loan as of October 31, 2007. See Note 8.

(g)	Variable rate Corporate Note & Bond. The interest rate shown reflects the rate in effect at October 31, 2007.

(h)

Rule 144A securities - Private placement securities issued under Rule 144A are exempt from the registration requirement of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2007, the market value of these securities aggregated to $38,999,518 or 37.00% of net assets applicable to common stock. Pursuant to procedures duly adopted by the Fund’s Board of Directors, the Fund’s investment adviser has determined that all of the Rule 144A securities, with the exception of Charys Holding Co., Inc., which represented a market value of $2,525,000 or 2.40% of the Fund’s net assets applicable to common stock at October 31, 2007, were, at the time of acquisition, readily marketable.

(i)

Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate will be 0.000% until the date shown below and the subsequent rate below, thereafter.

Security	Date	Rate

Associated Materials, Inc.	03/01/09	11.25%

(j)	Represents fair value as determined in good faith under the direction of the Fund’s Board of Directors.

(k)	Non-income producing security.

(l)	See Note 2(b).

PIK	Payment in Kind.

NR	Not Rated.

See accompanying notes to the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Statement of Assets and Liabilities
As of October 31, 2007

($)

Assets:
Investment in securities, at value ($154,679,540, at cost)	140,566,281
Foreign currency (Cost $23,614)	26,042
Cash and cash equivalents	7,796,933
Cash held as collateral for securities loaned (Note 8)	49,315,481
Interest receivable	2,989,739
Receivable for investments sold	5,741,798
Prepaid assets	65,044

Total assets	206,501,318

Liabilities:
Payable upon receipt of securities loaned (Note 8)	49,315,481
Net discount and unrealized appreciation on unfunded transactions (Note 9)	875
Payable for investments purchased	11,497,648
Investment advisory fee payable (Note 3)	80,418
Preferred shares distribution payable	38,983
Other accounts payable	157,304

Total liabilities	61,090,709

Preferred Shares:
Preferred shares, $0.01 par value ($25,000 liquidation preference) Authorized - 1,000,000 shares Issued and outstanding - 1,600 Series W shares (Note 7)	40,000,000

Total preferred shares	40,000,000

Net Assets Applicable to Common Stock:
Common stock, $0.03 par value - Authorized - 100,000,000 shares Issued and outstanding - 30,874,699 shares	926,241
Capital in excess of par value	250,189,763
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(133,535,443)
Undistributed net investment income	1,939,559
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	(14,109,511)

Net assets applicable to common stock	105,410,609

Net asset value per share of common stock outstanding	3.41

See accompanying notes to the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Statement of Operations
For the Year Ended October 31, 2007

($)

Investment Income:
Interest Income	12,132,742
Accretion of bond discount	678,083
Securities lending income	163,872

Total investment income	12,974,697

Expenses:
Investment advisory fee (Note 3)	953,801
Administration fee	65,876
Transfer agency fees	32,898
Printing expense	30,245
Legal fees	23,018
Registration expenses	29,955
Rating agency fees	16,769
Audit fees	37,350
Insurance expenses	81,717
Custody fee	12,994
Preferred shares broker expense	102,483
Directors’ fees and expenses (Note 5)	45,897

Total operating expenses	1,433,003
Interest expense	9,072

Total expenses	1,442,075

Net investment income	11,532,622

Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Net realized gain/(loss) on investments	4,929,468
Net realized gain/(loss) on foreign currency transactions	155,094
Net change in unrealized appreciation/(depreciation) on investments	(5,042,860)
Net change in unrealized appreciation/(depreciation on unfunded transactions	321
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	54,734

Net realized and unrealized gain/(loss) on investments and Foreign Currency	96,757

Distributions to Preferred Shareholders	(2,124,100)

Net increase in net assets resulting from operations	9,505,279

See accompanying notes to the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Statement of Cash Flows
For the Year Ended October 31, 2007

($)

Cash Flow From Operating Activities:
Interest received	12,197,867
Increase in cash held as collateral for securities loaned	(37,669,621)
Operating expenses paid	(1,581,667)
Preferred shares distributions	(2,121,888)
Purchase of portfolio securities	(300,330,928)
Increase in payable upon receipt of securities loaned	37,669,621
Sales and maturities of portfolio securities	300,892,803

Net cash and foreign currency provided by operating activities	9,056,187

Cash Flow From Financing Activities:
Common stock distributions paid from net investment income	(8,629,480)

Net cash used by financing activities	(8,629,480)

Net Change in Cash and Foreign Currency	426,707
Cash and Foreign Currency, Beginning of the Year	7,396,268

Cash and Foreign Currency, End of the Year	7,822,975

Reconciliation of Net Changes in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Net change in net assets resulting from operations	9,505,279
Change in interest and dividends receivable	(98,747)
Change in investments	561,875
Change in prepaids	23,530
Change in investment advisory fee payable	803
Change in accrued expenses	(161,713)
Net realized gain/(loss) on investments and foreign currency transactions	(5,084,562)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	4,987,805
Accretion of bond discount	(678,083)

Net cash and foreign currency provided by operating activities	9,056,187

Supplemental Information:
Interest paid during the year	14,204

See accompanying notes to the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Statements of Changes in Net Assets

	Year Ended October 31, 2007 ($)	Year Ended October 31, 2006 ($)

From Operations:
Net investment income	11,532,622	11,151,963
Net realized gain/(loss) on investments and foreign currency transactions	5,084,562	6,083,806
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	(4,987,805)	(3,066,847)
Distributions to preferred shareholders	(2,124,100)	(1,910,723)

Net increase in net assets resulting from operations	9,505,279	12,258,199

From Distributions to Common Stockholders:
Distributions to common stockholders from net investment income	(8,629,480)	(8,166,360)

Net decrease in net assets resulting from distributions to common stockholders	(8,629,480)	(8,166,360)

Total change in net assets	875,799	4,091,839
Net Assets Applicable to Common Stock:
Beginning of year	104,534,810	100,442,971

End of year (including undistributed net investment income of $1,939,559 and $1,005,423, respectively)	105,410,609	104,534,810

See accompanying notes to the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Financial Highlights
Selected per share data and ratios
For each share of common stock outstanding throughout the years presented

	For the Years Ended October 31,

	2007		2006		2005	2004	2003

Net asset value, beginning of year	$3.39		$3.25		$3.08	$2.61	$1.77

Net investment income (a)	$0.37		$0.35		$0.36	$0.35	$0.37
Net realized and unrealized gain/(loss) on investments (a)	$—	(b)	$0.11		$0.14	$0.47	$0.81
Distributions to preferred shareholders	$(0.07)		$(0.06)		$(0.04)	$(0.02)	$(0.02)

Total from investment operations	$0.30		$0.40		$0.46	$0.80	$1.16

Distributions:
Distributions from accumulated net investment income to common stockholders	$(0.28)		$(0.26)		$(0.29)	$(0.33)	$(0.32)

Total distributions	$(0.28)		$(0.26)		$(0.29)	$(0.33)	$(0.32)

Net asset value, end of year	$3.41		$3.39		$3.25	$3.08	$2.61

Market price per share, end of year	$3.01		$3.23	(c)	$2.77	$3.24	$2.96

Total investment return based on market value (d)	1.63%		26.86	%(c)	(6.90%)	21.61%	66.45%

Net assets, end of year (e)	$105,411		$104,535		$100,443	$93,894	$74,113

Preferred shares outstanding, end of year (e)	$40,000		$40,000		$40,000	$40,000	$40,000

Asset coverage:
Per preferred share (f)	382%		372%		351%	334%	285%
Ratio of total expenses to average net assets, applicable to common stock (h)	1.35	%(g)	1.67%		1.85%	2.18%	4.07%
Ratio of net investment income to average net assets, applicable to common stock (h)	10.80%		10.15%		10.08%	11.88%	16.60%
Portfolio turnover rate	216.17%		150.28%		72.84%	81.25%	111.35%

(a)	Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund’s rights offerings.

(b)	Represents less than $0.005 per share.

(c)

A closing market price of $3.24, rather than $3.23, was disclosed in the Fund’s October 31, 2006 annual report as its New York Stock Exchange (“NYSE”) market price at October 31, 2006. This occurred because the composite index price was inadvertently used instead of the NYSE price. Accordingly, the one-year return for the fiscal year ended October 31, 2006 was 26.86%, rather than 27.23% previously reported.

(d)

Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of distributions, and does not contemplate any over-distribution.

(e)	Dollars in thousands.

(f)

Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Series W Auction Rate Cumulative Preferred Shares.

(g)	Ratio of total expenses to average net asset include interest expense of 0.01% for the year end October 31, 2007.

(h)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

See accompanying notes to the financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2007

(1) Organization and Operations:

          Prospect Street High Income Portfolio, Inc. (the “Fund”) was organized as a corporation in the state of Maryland on May 13, 1988, and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 5, 1988.

Investment Objective:

          The Fund’s investment objective is to provide high current income, while seeking to preserve stockholders’ capital.

(2) Significant Accounting Policies:

          The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

          (a) Use of Estimates

          The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

          (b) Valuation of Investments

          Investments for which listed market quotations are readily available are stated at market value, which is determined by using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

          Other investments, which comprise the major portion of the Fund’s portfolio holdings, are primarily non-investment grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker-dealers, subject to review and adjustment by Highland Capital Management, L.P. (“Highland” or the “Investment Adviser”) based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. For securities in which there is no independent price from a pricing service or from round-lot or institutional size trades, they are priced at fair value in good faith pursuant to procedures approved by the Fund’s Board of Directors (“Board of Directors”).

          (c) Security Transactions and Related Investment Income

          Security transactions are accounted for on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income and accretion of discounts are recorded on the accrual basis. Dividend income is recorded on ex-dividend date. It is the Fund’s policy to place securities on non-accrual status when collection of interest is doubtful.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

          (d) Foreign Currency

          Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 p.m. London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          (e) Federal Income Taxes

          It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income and gains, if any, to its stockholders each year; as such, the Fund will not be subject to federal income taxes. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

          Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

          For the fiscal year ended October 31, 2007, permanent differences resulting from capital loss carryforward expiration and section 988 “Treatment of Certain Foreign Currency Transactions” gain/(loss) reclassification were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain/ (Loss)	Paid-In Capital

$155,094	$30,433,463	$(30,588,557)

          The accumulated capital losses available to offset future capital gains, if any, expire in the amounts indicated below on the following dates:

Carryover Available	Expiration Date

$35,790,515	October 31, 2008
36,946,575	October 31, 2009
15,212,478	October 31, 2010
21,799,603	October 31, 2011
21,289,289	October 31, 2012
2,406,796	October 31, 2013

$133,445,256

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

          As of October 31, 2007, the cost and related gross unrealized appreciation and depreciation and the components of distributable earnings on a tax basis are as follows:

Cost of Investments for tax purposes	$154,769,727

Gross investment unrealized appreciation for tax purposes	2,131,167
Gross investment unrealized depreciation for tax purposes	(16,334,613)

Net unrealized depreciation on investments for tax purposes	$(14,203,446)

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,978,542

Accumulated capital losses	$133,445,256

Net unrealized depreciation	$(14,199,698)

          (f) Cash Flow Information

          The Fund makes distributions from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

          (g) Cash and Cash Equivalents

          The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

          (h) Additional Accounting Standards

          On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006.

          In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

          In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“FAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of FAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. FAS 159 also

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. FAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in FAS 157. FAS 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007.

          At this time, management is evaluating the implications of FIN 48, FAS 157 and FAS 159 and their impact on the financial statements has not yet been determined.

(3) Investment Advisory Agreement:

          Highland earned $953,801 in management fees for the year ended October 31, 2007. Management fees paid by the Fund to Highland were calculated at 0.65% (on an annual basis) of the Fund’s average weekly net asset value, defined as total assets of the Fund less accrued liabilities (excluding the principal amount of any bank loan, notes and the liquidation preference of any preferred shares, and including accrued and unpaid dividends on any preferred shares), up to and including $175,000,000 of net assets, 0.55% on the next $50,000,000 of net assets and 0.50% of the excess of net assets over $225,000,000.

(4) Purchases and Sales of Securities:

          For the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments was approximately $300,732,101 and $300,624,835, respectively. There were no purchases or sales of U.S. government obligations for the year ended October 31, 2007.

          The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

(5) Certain Transactions:

          An officer of the Investment Adviser serves on the Board of Directors but receives no compensation in this capacity.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

          Directors who are not officers or employees of the Investment Adviser receive fees of $15,000 per year, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at Board of Directors’ meetings. For the year ended October 31, 2007, the Fund incurred Board of Directors’ fees and expenses of $45,897.

(6) Distributions:

          Distributions on the Fund’s common stock (“Common Stock”) are declared based on annual projections of the Fund’s net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay monthly distributions to holders of Common Stock (“Common Stockholders”). As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period.

          For the year ended October 31, 2007, the tax character of distributions paid by the Fund to Common Stockholders were as follows:

Distributions from net investment income	$8,629,480
Distributions from paid in capital	0

$8,629,480

          For the year ended October 31, 2006, the tax character of distributions paid by the Fund to Common Stockholders were as follows:

Distributions from net investment income	$8,166,360
Distributions from paid in capital	0

$8,166,360

          The following is the history of the Fund’s calendar year distributions and their composition to common stockholders in calendar years 2002 through 2006.

	2006	2005	2004	2003	2002

Distributions to Common Stockholders	$0.27	$0.28	$0.33	$0.31	$0.72
Composition of Distributions*
Ordinary Income	100%	100%	100%	100%	58%
Return of Capital	0%	0%	0%	0%	42%
Capital Gains	0%	0%	0%	0%	0%

Total	100%	100%	100%	100%	100%

Ordinary Income	$0.27	$0.28	$0.33	$0.31	$0.42
Return of Capital	$—	$—	$—	$—	$0.30
Capital Gains	$—	$—	$—	$—	$—

Total	$0.27	$0.28	$0.33	$0.31	$0.72

* Distributions and their composition may differ for Common Stockholders who bought or sold shares mid-year.

(7) Preferred Shares:

          On March 16, 2001, the Fund issued 3,000 shares of Series W Auction Rate Cumulative Preferred Shares (the “Preferred Shares”) with $0.01 par value, $25,000 liquidation preference, for a total issuance of $75,000,000. As of October 31, 2007, 1,600 Preferred Shares were outstanding. The Fund may reborrow amounts in the future to increase its use of leverage within the limitations imposed by the 1940 Act. Significant provisions regarding the Preferred Shares are described below.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

          Redemption

          The Preferred Shares are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure a failure to meet certain asset coverages or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Fund’s charter and applicable law, at a redemption price of $25,000 per Preferred Share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on a parity with the Preferred Shares.

          Dividends

          The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days is set forth in the notice designating a special dividend period. At October 31, 2007, the rate on the Preferred Shares was 4.69%. In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any distribution in respect of its common stock unless the Fund has paid all cumulative dividends on Preferred Shares.

          Voting Rights

          The Fund’s Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class, except they vote as separate classes on other matters as required under the Fund’s charter, the 1940 Act and Maryland law.

          Liquidation

          In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares (“Preferred Shareholders”) are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to the Common Stockholders, a liquidation preference in the amount of $25,000 for each Preferred Share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to the Preferred Shareholders of the full preferential amounts, the Preferred Shareholders will have no right or claim to any of the remaining assets of the Fund.

(8) Securities Loans:

          The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of October 31, 2007, the market value of securities loaned by the Fund was $46,719,984. The loans were secured with cash collateral of $49,315,481.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

(9) Unfunded Loan Commitments:

          As of October 31, 2007, the Portfolio had an unfunded loan commitment of $16,779, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrower:

Borrower	Unfunded Loan Commitment

Univision Communications, Inc.	$16,779

(10) Disclosure of Significant Risks:

          Credit Risk

          Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

          Interest Rate Risk

          Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates decline and decrease when interest rates increase.

          Foreign Currency Risk

          Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 p.m. London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors
of Prospect Street High Income Portfolio, Inc.

We have audited the accompanying statement of assets and liabilities of Prospect Street High Income Portfolio, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio, Inc. as of October 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
December 19, 2007
Dallas, Texas

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
ADDITIONAL INFORMATION (unaudited)

          Stockholder Voting Results

          On May 25, 2007, at an Annual Meeting of the stockholders of the Fund (the “Meeting”), the stockholders of the Fund’s Common Stock and Series W Auction Rate Cumulative Preferred Shares were asked to elect R. Joseph Dougherty as the Class I Director of the Fund, to serve for a three-year term expiring at the 2010 Annual Meeting and until his successor is duly elected and qualified (the “Proposal”). On March 16, 2007, the Record Date of the Meeting, the Fund had the following shares issued and outstanding:

Common Stock	30,874,699

Series W Auction Rate Cumulative Preferred Shares	1,600

          On May 25, 2007, the date of the Meeting, a majority of the total number of outstanding shares of the Fund entitled to vote was represented at the Meeting and the Fund’s quorum requirement was met. On May 25, 2007, the Proposal was voted on and was approved by the stockholders of the Fund present at the Meeting. The results on the Proposals of the voting on May 25, 2007 were as follows:

          With respect to the election of R. Joseph Dougherty as Class I Director of the Fund for the Common Stock:

For:	25,299,609

Withheld:	895,631

          With respect to the election of R. Joseph Dougherty as Class I Director of the Fund for the Series W Auction Rate Cumulative Preferred Shares:

For:	1,588

Withheld:	5

          Certifications

          On June 4, 2007, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pur-suant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards. The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Forms N-CSR and are available on the Securities and Exchange Commission’s website at http;//www.sec.gov.

          Additional Portfolio Information

          The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
ADDITIONAL INFORMATION (unaudited) (continued)

Additional Portfolio Information (continued)

Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

          Dividend Reinvestment Plan

          If your Common Stock is registered directly with the Fund or if you hold your Common Stock with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect by written notice to the Fund to receive cash distributions, all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by PFPC Inc. (the “Plan Agent”), in additional Common Stock under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

          If you decide to participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

1)

If the shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per share on that date or (ii) 95% of the market price on that date.

2)

If these shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

          You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
ADDITIONAL INFORMATION (unaudited) (continued)

          Dividend Reinvestment Plan (continued)

          The Plan Agent maintains all Common Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Stock in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Stock you have received under the Plan.

          There is no brokerage charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

          Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

          If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

          The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
ADDITIONAL INFORMATION (unaudited) (continued)

          Directors and Officers Information

          The Board of Directors of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of stockholders. The Board of Directors has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Directors and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Director and other directorships they hold are shown below. The business address for each Director and officer of the Fund is c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

Name and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen By Director(1)	Other Directorships Held

Independent Directors

Timothy K. Hui (Age 59)	Director	Director since January 2000 (with a term expiring at the 2008 annual meeting of stockholders).	Dean of Educational Resources since July 2006; Assistant Provost for Graduate Education from July 2004 to June 2006; and Assistant Provost for Educational Resources from July 2001 to June 2004, Philadelphia Biblical University.	10	None

Scott F. Kavanaugh (Age 46)	Director	Director since January 2000 (with a term expiring at the 2008 annual meeting of stockholders).	Private Investor since February 2004. Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President. Director and CAO, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm), April 1998 to February 2003.	10	None

James F. Leary (Age 77)	Director	Director since January 2000 (with a term expiring at the 2009 annual meeting of stockholders).	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	10	Board Member of Capstone Group of Funds (7 portfolios)

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
ADDITIONAL INFORMATION (unaudited) (continued)

Directors and Officers Information (continued)
Name and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen By Director(1)	Other Directorships Held

Independent Directors (continued)

Bryan A. Ward (Age 52)	Director	Director since January 2000 (with a term expiring at the 2009 annual meeting of stockholders).	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	10	None

Interested Director

R. Joseph Dougherty(2) (Age 37)	Director and Chairman of the Board	Director since May 2004 (with a term expiring at the 2010 annual meeting of stockholders).	Senior Portfolio Manager of the Adviser since 2000 and Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.	10	None

Name and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

James D. Dondero (Age 45)	Chief Executive Officer and President	Chief Executive Officer and President since January 2000 (serving for an indefinite term).

President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Investment Adviser; Chairman of the Board of Directors of Highland Financial Partners and President of the funds in the Highland Fund Complex.

Mark Okada (Age 45)	Executive Vice President	Executive Vice President since January 2000 (serving for an indefinite term).	Executive Vice President of Strand; Chief Investment Officer of the Adviser and Executive Vice President of the funds in the Highland Fund Complex.

R. Joseph Dougherty (Age 37)	Senior Vice President	Senior Vice President since January 2000 (serving for an indefi- nite term).	Senior Portfolio Manager of the Investment Adviser since 2000 and Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.

M. Jason Blackburn (Age 31)	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary	Secretary, Chief Financial Officer and Treasurer since March 2003 (serving for an indefinite term).	Assistant Controller of the Investment Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex; Accountant, KPMG LLP, September 1999 to October 2001.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
ADDITIONAL INFORMATION (unaudited) (continued)

Directors and Officers Information (continued)

Name and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers (continued)

Michael Colvin (Age 38)	Chief Compliance Officer	Chief Compliance Officer since July 2007 (serving for an indefi- nite term).

General Counsel and Chief Compliance Officer of the Investment Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, January 2007 to June 2007; Partner (from January 2003 to January 2007) and Associate (from 1995 to 2002) in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

(1)

The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this Annual Report. In addition, each of the Directors oversees Highland Distressed Opportunities, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.

(2)	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.

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PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Investment Adviser Highland Capital Management, L.P. 13455 Noel Road Suite 800 Dallas, TX 75240

Independent Registered Public Accounting Firm Deloitte & Touche LLP JPMorgan Chase Tower 2200 Ross Avenue Suite 1600 Dallas, TX 75201-6778

Fund Counsel Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036

Transfer and Shareholders’ Servicing Agent PFPC Inc. P.O. Box 43027 Providence, RI 02940-3027

Custodian PFPC Trust Company 8800 Tinicum Boulevard Philadelphia, PA 19153

Facts for Stockholders:

          Prospect Street High Income Portfolio, Inc. (“Fund”) is listed on the New York Stock Exchange under the symbol “PHY”. The Wall Street Journal and Wall Street Journal Online publish Friday’s closing net asset value of the Fund every Monday and lists the market price of the Fund daily. The net asset value and market price of the Fund are also published in Barron’s Market Week every Saturday. Our website is www.prospectstreet.net. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and the Fund’s proxy voting record for the most recent 12-month period ended June 30th are available (1) without charge, by calling (877) 665-1287, (2) on the Fund’s website and (3) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http:/www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

          The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call stockholder services at 1-877-665-1287 and additional reports will be sent to you.

          Questions Regarding Your Account: Please telephone PFPC Inc. at their toll free number, 1-800-331-1710, Monday through Friday from 9:00 a.m. to 5:00 p.m. E.T.

          Written Correspondence Regarding Your Account: Please address all general stockholder inquiries to PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)

The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

(e)	Not applicable.

(f)

The registrant’s code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant’s Form N-CSR filed with the Securities and Exchange Commission on January 6, 2006 (Accession No. 0000950134-06-000204).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,000 for 2007 and $31,000 for 2006.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $15,000 for 2007 and $15,000 for 2006. These Fees related to the audit related performance of Agreed Upon Procedures and Quarterly Review.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2007 and $5,000 for 2006. The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $7,000 for 2006. The nature of the services related to agreed-upon procedures, performed on the Fund’s Preferred Shares.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

	(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $676,050 for 2007 and $497,550 for 2006.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” as defined in the 1940 Act:

Timothy K. Hui
Scott F. Kavanaugh
James F. Leary
Bryan A. Ward

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Highland Capital Management, L.P. (the “Company”) has adopted proxy voting policies (the “Policy”) that provide as follows:

1.	Application; General Principles

          1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

          1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

          2.1 Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.

2.2 Voting.

                     2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.

                     2.2.2 If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.

           2.3 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.

          2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund’s Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.

          2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.

          2.4 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

          2.5 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.

2.6 Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.

3.	Conflicts of Interest

3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.

          3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Retail Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

          3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative [1] of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

          3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

          3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

          3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

          3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping and Retention

4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of this Policy and any amendments thereto.

4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.

4.1.3 Records of each vote cast by the Company on behalf of Clients.

4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

          4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

          4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

          4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

          4.4 Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds’ Boards of Directors/Trustees/Managers and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.

Revised: February 21, 2007

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

          The Fund’s portfolio is managed by a portfolio management team. As of the date of this filing, the members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are R. Joseph Dougherty and Mark Okada.

Joe Dougherty, CFA, CPA – Partner, Head of Retail Products, Senior Portfolio Manager

          Mr. Dougherty is Head of Retail Products at Highland Capital Management, L.P., and is a Senior Portfolio Manager. Prior to joining Highland in March 1998, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. Mr. Dougherty is a Partner, Senior Portfolio Manager, and heads Highland’s retail products business unit (“Highland Funds”). He serves as Portfolio Manager, Senior Vice President and/or Director of the Firm’s NYSE-listed funds and 1940 Act Registered Funds. He also serves as Portfolio Manager for the Firm’s sub-advised closed-end funds. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to their day-to-day operations. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty helped follow companies within the chemical, retail, supermarket, wireless and restaurant sectors. He received an MBA from Southern Methodist University, and a BS in Accounting from Villanova University. Mr. Dougherty is a Certified Public Accountant, and has earned the right to use the Chartered Financial Analyst designation.

Mark Okada, CFA – Managing Partner, Chief Investment Officer

          Mr. Okada is a Founder and Chief Investment Officer of Highland Capital Management, L.P. He is responsible for overseeing Highland’s investment activities for its various strategies, and has over 20 years of experience in the credit markets. Prior to founding Highland, Mr. Okada served as Manager of Fixed Income for Protective Life Insurance’s GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President at Hibernia National Bank, managing a portfolio of high yield loans in excess of $1 billion. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He has earned the right to use the Chartered Financial Analyst designation. Mr. Okada is a Director of NexBank and Highland Financial Partners, and Chairman of the Board of Directors of Common Grace Ministries, Inc.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

          The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of October 31, 2007.

R. Joseph Dougherty

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)

Registered Investment Companies:	13	$ 8,216	—	—
Other Pooled Investment Vehicles:	1	$ 362	—	—
Other Accounts:	—	—	—	—

Mark Okada

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)

Registered Investment Companies:	14	$ 9,107	—	—
Other Pooled Investment Vehicles:	28	$ 18,058	23	$ 16,457
Other Accounts:	—	—	—	—

          Potential Conflicts of Interests

          The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

          The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may similarly serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

          While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

          The Adviser expects to apply to the SEC for exemptive relief to enable the Fund and registered investment companies advised by the Adviser to co-invest with other accounts and funds managed by the Adviser and its affiliates in certain privately-placed securities and other situations. There are no assurances that the Adviser will receive the requested relief. If such relief is not obtained and until it is obtained, the Adviser may be required to allocate some investments solely to any of the Fund, a registered fund, or another account or fund advised by the Adviser or its affiliates. This restriction could preclude the Fund from investing in certain securities it would otherwise be interested in and could adversely affect the speed at which the Fund is able to invest its assets and, consequently, the performance of the Fund.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

          Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the Option It Plan and the Long-Term Incentive Plan.

          Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

          Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Option It Plan. The purpose of the Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Fund so as to promote the success of the Fund.

Long Term Incentive Plan. The purpose of the Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland through the use of Long-term Incentive Units.

Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

(a)(4)	Disclosure of Securities Ownership

          The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of October 31, 2007.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager

R. Joseph Dougherty	$100,001-$500,000
Mark Okada	$500,001-$1,000,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

May 1, 2007 to May 31, 2007	19,460	$3.3699	19,460	30,874,699
June 1, 2007 to June 30, 2007	18,768	$3.2801	18,768	30,874,699
July 1, 2007 to July 31, 2007	19,694	$3.06	19,694	30,874,699
August 1, 2007 to August 31, 2007	19,931	$3.0379	19,931	30,874,699
September 1, 2007 to September 30, 2007	18,543	$3.0992	18,543	30,874,699
October 1, 2007 to October 31, 2007	17,860	$3.0442	17,860	30,874,699
Total	114,256		114,256

a.          The date each plan or program was announced: January 21, 2000

b.          The dollar amount (or share or unit amount) approved: NONE

c.          The expiration date (if any) of each plan or program: NONE

d.          Each plan or program that has expired during the period covered by the table: NONE

e.          Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases.: NONE

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes to the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)

The registrant’s code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant’s Form N-CSR filed with the Securities and Exchange Commission on January 6, 2006 (Accession No. 0000950134-06-000204).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Prospect Street® High Income Portfolio Inc.

By (Signature and Title)*	/s/ James D. Dondero

James D. Dondero, Chief Executive Officer
(principal executive officer)

Date	December 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero

James D. Dondero, Chief Executive Officer
(principal executive officer)

Date	December 27, 2007

By (Signature and Title)*	/s/ M. Jason Blackburn

M. Jason Blackburn, Chief Financial Officer
(principal financial officer)

Date	December 27, 2007

* Print the name and title of each signing officer under his or her signature.